Financial instruments	12 Months Ended
Mar. 31, 2018
Text block1 [abstract]
Financial instruments

15. Financial instruments

Financial assets and liabilities (carrying value / fair value)

	As at March 31,
	2017		2018
Assets:
Cash and cash equivalents	₹	52,710	₹	44,925
Investments
Financial instrument at FVTPL		105,244		46,438
Financial instrument at FVTOCI		150,917		181,919
Financial instrument at Amortized cost		42,972		28,405
Other financial assets
Trade receivables		98,844		105,436
Unbilled revenues		45,095		42,486
Other assets		13,414		11,615
Derivative assets		9,853		1,273

	₹	519,049	₹	462,497

Liabilities:
Trade payables and other payables
Trade payables and accrued expenses	₹	65,486	₹	68,129
Other liabilities		1,195		1,057
Loans, borrowings and bank overdrafts		142,412		138,259
Derivative liabilities		2,710		2,217

	₹	211,803	₹	209,662

Offsetting financial assets and liabilities

The following table contains information on other financial assets and trade payable and other liabilities subject to offsetting:

	Financial assets
	Gross amounts of recognized other financial assets	Gross amounts of recognized financial liabilities set off in the balance sheet	Net amounts of recognized other financial assets presented in the balance sheet
As at March 31, 2017	162,252	(4,899)	157,353
As at March 31, 2018	165,985	(6,448)	159,537

	Financial liabilities
	Gross amounts of recognized trade payables and other payables	Gross amounts of recognized financial liabilities set off in the balance sheet	Net amounts of recognized trade payables and other payables presented in the balance sheet
As at March 31, 2017	71,580	(4,899)	66,681
As at March 31, 2018	75,634	(6,448)	69,186

For the financial assets and liabilities subject to offsetting or similar arrangements, each agreement between the Company and the counterparty allows for net settlement of the relevant financial assets and liabilities when both elect to settle on a net basis. In the absence of such an election, financial assets and liabilities will be settled on a gross basis and hence are not offset.

Fair value

Financial assets and liabilities include cash and cash equivalents, trade receivables, unbilled revenues, finance lease receivables, employee and other advances and eligible current and non-current assets, long and short-term loans and borrowings, finance lease payables, bank overdrafts, trade payable, eligible current liabilities and non-current liabilities.

The fair value of cash and cash equivalents, trade receivables, unbilled revenues, borrowings, trade payables, other current financial assets and liabilities approximate their carrying amount largely due to the short-term nature of these instruments. The Company’s long-term debt has been contracted at market rates of interest. Accordingly, the carrying value of such long-term debt approximates fair value. Further, finance lease receivables that are overdue are periodically evaluated based on individual credit worthiness of customers. Based on this evaluation, the Company records allowance for estimated losses on these receivables. As at March 31, 2018 and 2017, the carrying value of such receivables, net of allowances approximates the fair value.

Investments in liquid and short-term mutual funds, which are classified as FVTPL are measured using net asset values at the reporting date multiplied by the quantity held. Fair value of investments in commercial papers, certificate of deposits and bonds classified as FVTOCI is determined based on the indicative quotes of price and yields prevailing in the market at the reporting date. Fair value of investments in equity instruments classified as FVTOCI is determined using market and income approaches.

The fair value of derivative financial instruments is determined based on observable market inputs including currency spot and forward rates, yield curves, currency volatility etc.

Fair value hierarchy

The table below analyses financial instruments carried at fair value, by valuation method. The different levels have been defined as follows:

Level 1 – Quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices).

Level 3 – Inputs for the assets or liabilities that are not based on observable market data (unobservable inputs).

The following table presents fair value of hierarchy of assets and liabilities measured at fair value on a recurring basis:

Particular	As at March 31, 2017				As at March 31, 2018
	Total	Fair value measurements at reporting date			Total	Fair value measurements at reporting date
		Level 1	Level 2	Level 3		Level 1	Level 2	Level 3
Assets
Derivative instruments:
Cash flow hedges	7,307	—	7,307	—	1,139	—	1,139	—
Others	2,546	—	2,120	426	134	—	134	—
Investments:
Investment in liquid and short-term mutual funds	104,675	104,675	—	—	46,438	46,438	—	—
Other investments	569	—	569	—	—	—	—	—
Investment in equity instruments	5,303	—	—	5,303	5,685	—	—	5,685
Commercial paper, Certificate of deposits and bonds	145,614	—	145,614	—	176,234	1,951	174,283	—
Liabilities
Derivative instruments:
Cash flow hedges	(55)	—	(55)	—	(1,276)	—	(1,276)	—
Others	(2,655)	—	(2,655)	—	(941)	—	(941)	—
Contingent consideration	(339)	—	—	(339)	—	—	—	—

The following methods and assumptions were used to estimate the fair value of the level 2 financial instruments included in the above table.

Derivative instruments (assets and liabilities): The Company enters into derivative financial instruments with various counter-parties, primarily banks with investment grade credit ratings. Derivatives valued using valuation techniques with market observable inputs are mainly interest rate swaps, foreign exchange forward contracts and foreign exchange option contracts. The most frequently applied valuation techniques include forward pricing, swap models and Black Scholes models (for option valuation), using present value calculations. The models incorporate various inputs including the credit quality of counterparties, foreign exchange spot and forward rates, interest rate curves and forward rate curves of the underlying. As at March 31, 2018, the changes in counterparty credit risk had no material effect on the hedge effectiveness assessment for derivatives designated in hedge relationships and other financial instruments recognized at fair value.

Investment in commercial papers, certificate of deposits and bonds: Fair value of these instruments is derived based on the indicative quotes of price and yields prevailing in the market as at the reporting date.

Details of assets and liabilities considered under Level 3 classification
	Investment in equity instruments		Derivative Assets - others		Liabilities - Contingent consideration
Balance as at April 1, 2016	₹	4,907	₹	558	₹(2,251)
Additions		620		—	—
Payouts		—		—	138
Gain/loss recognized in consolidated statement of income		—		(132)	1,546
Gain/loss recognized in foreign currency translation reserve		(41)		—	198
Gain/loss recognized in other comprehensive income		(183)		—	—
Finance expense recognized in consolidated statement of income		—		—	30

Balance as at March 31, 2017	₹	5,303	₹	426	₹(339)

Balance as at April 1, 2017	₹	5,303	₹	426	₹(339)
Additions		1,851		—	—
Payouts		—		—	164
Transferred to investment in equity accounted investee		(357)		—	—
Gain/loss recognized in consolidated statement of income		—		(426)	167
Gain/loss recognized in foreign currency translation reserve		53		—	(32)
Gain/loss recognized in other comprehensive income		(1,165)		—	—
Finance expense recognized in consolidated statement of income		—		—	40

Balance as at March 31, 2018	₹	5,685	₹	—	—

Description of significant unobservable inputs to valuation:

As at March 31, 2018
Items	Valuation technique	Significant unobservable input	Movement by	Increase (₹)	Decrease (₹)
Unquoted equity investments*	Third party quote	Forecast revenues	1.0%	18	(18)

As at March 31, 2017
Items	Valuation technique	Significant unobservable input	Movement by	Increase (₹)	Decrease (₹)
Unquoted equity investments*	Discounted cash flow model	Long-term growth rate	0.5%	55	(51)
Discount rate	0.5%	(93)	101
Market multiple approach	Revenue multiple	0.5	x	179	(186)

Derivative assets	Option pricing model	Volatility of comparable companies	2.5%	31	(31)
Time to liquidation event	1 year	60	(69)

Contingent consideration	Probability weighted method	Estimated revenue achievement	5.0%	56	(56)
Estimated earnings achievement	1.0%	—	—

* Carrying value of ₹3,232 and ₹1,545 as at March 31, 2017 and 2018, respectively.

A one percentage point change in the unobservable inputs used in fair valuation of other Level 3 assets does not have a significant impact in its value.

Derivative assets and liabilities:

The Company is exposed to foreign currency fluctuations on foreign currency assets / liabilities, forecasted cash flows denominated in foreign currency and net investment in foreign operations. The Company follows established risk management policies, including the use of derivatives to hedge foreign currency assets / liabilities, foreign currency forecasted cash flows and net investment in foreign operations. The counter parties in these derivative instruments are primarily banks and the Company considers the risks of non-performance by the counterparty as non-material.

The following table presents the aggregate contracted principal amounts of the Company’s derivative contracts outstanding:

							(in million)
	As at March 31,
	2017				2018
	Notional		Fair value		Notional		Fair value
Designated derivatives instruments
Sell : Forward contracts	USD	886	₹	3,627	USD	904	₹	951
		€228	₹	1,166		€134	₹	(531)
		£280	₹	2,475		£147	₹	(667)
	AUD	129	₹	154	AUD	77	₹	29
Range forward options contracts	USD	130	₹	106	USD	182	₹	5
		£—		—		£13	₹	5
		€—		—		€10	₹	2
Interest rate swaps	USD	—		—	USD	75	₹	(7)
Non-designated derivatives instruments
Sell : Forward contracts	USD	889	₹	1,714	USD	939	₹	(360)
		€83	₹	(4)		€58	₹	6
		£82	₹	79		£95	₹	(56)
	AUD	51	₹	3	AUD	77	₹	68
	SGD	3	₹	(3)	SGD	6	₹	(1)
	ZAR	262	₹	(17)	ZAR	132	₹	(16)
	CAD	41	₹	22	CAD	14	₹	32
	SAR	49	₹	11	SAR	62		^
	AED	69		^	AED	8		^
	PLN	31		^	PLN	36	₹	12
	CHF	—		—	CHF	6	₹	3
	QAR	—		—	QAR	11	₹	(3)
	TRY	—		—	TRY	10	₹	8
	MXN	—		—	MXN	61	₹	(6)
	NOK	—		—	NOK	34	₹	3
	OMR	—		—	OMR	3	₹	(1)
Range forward options contracts	USD	—		—	USD	50	₹	(6)
		£—		—		£20	₹	(2)
Buy : Forward contracts	USD	750	₹	(2,616)	USD	575	₹	(417)
	JPY	—		—	JPY	399	₹	6
	DKK	—		—	DKK	9	₹	(1)

^	Value is less than 1.

The following table summarizes activity in the cash flow hedging reserve within equity related to all derivative instruments classified as cash flow hedges:

	As at March 31,
	2017		2018
Balance as at the beginning of the year	₹	2,367	₹	7,325
Deferred cancellation gain/ (loss), net		74		(6)
Changes in fair value of effective portion of derivatives		12,391		(12)
Net (gain)/loss reclassified to consolidated statement of income on occurrence of hedged transactions		(7,507)		(7,450)

Gain/(loss) on cash flow hedging derivatives, net	₹	4,958	₹	(7,468)

Balance as at the end of the year		7,325		(143)
Deferred tax thereon		(1,419)		29

Balance as at the end of the year, net of deferred tax	₹	5,906	₹	(114)

The related hedge transactions for balance in cash flow hedging reserves as of March 31, 2018 are expected to occur and be reclassified to the consolidated statement of income over a period of two years.

As at March 31, 2017 and 2018, there were no significant gains or losses on derivative transactions or portions thereof that have become ineffective as hedges, or associated with an underlying exposure that did not occur.

Sale of financial assets

From time to time, in the normal course of business, the Company transfers accounts receivables, unbilled revenues, net investment in finance lease receivables (financials assets) to banks. Under the terms of the arrangements, the Company surrenders control over the financial assets and transfer is without recourse. Accordingly, such transfers are recorded as sale of financial assets. Gains and losses on sale of financial assets without recourse are recorded at the time of sale based on the carrying value of the financial assets and fair value of servicing liability. The incremental impact of such transactions on our cash flow and liquidity for the year ended March 31, 2017 and March 31, 2018 is not material.

In certain cases, transfer of financial assets may be with recourse. Under arrangements with recourse, the Company is obligated to repurchase the uncollected financial assets, subject to limits specified in the agreement with the banks. These are reflected as part of loans and borrowings in the consolidated statement of financial position.

Financial risk management

Market Risk

Market risk is the risk of loss of future earnings, to fair values or to future cash flows that may result from a change in the price of a financial instrument. The value of a financial instrument may change as a result of changes in the interest rates, foreign currency exchange rates and other market changes that affect market risk sensitive instruments. Market risk is attributable to all market risk sensitive financial instruments including investments, foreign currency receivables, payables and loans and borrowings.

The Company’s exposure to market risk is a function of investment and borrowing activities and revenue generating activities in foreign currency. The objective of market risk management is to avoid excessive exposure of the Company’s earnings and equity to losses.

Risk Management Procedures

The Company manages market risk through a corporate treasury department, which evaluates and exercises independent control over the entire process of market risk management. The corporate treasury department recommends risk management objectives and policies, which are approved by senior management and Audit Committee. The activities of this department include management of cash resources, implementing hedging strategies for foreign currency exposures, borrowing strategies, and ensuring compliance with market risk limits and policies.

Foreign currency risk

The Company operates internationally and a major portion of its business is transacted in several currencies. Consequently, the Company is exposed to foreign exchange risk through receiving payment for sales and services in the United States and elsewhere, and making purchases from overseas suppliers in various foreign currencies. The exchange rate risk primarily arises from foreign exchange revenue, receivables, cash balances, forecasted cash flows, payables and foreign currency loans and borrowings. A significant portion of the Company’s revenue is in the U.S. Dollar, the United Kingdom Pound Sterling, the Euro, the Canadian Dollar and the Australian Dollar, while a large portion of costs are in Indian rupees. The exchange rate between the rupee and these currencies has fluctuated significantly in recent years and may continue to fluctuate in the future. Appreciation of the rupee against these currencies can adversely affect the Company’s results of operations.

The Company evaluates exchange rate exposure arising from these transactions and enters into foreign currency derivative instruments to mitigate such exposure. The Company follows established risk management policies, including the use of derivatives like foreign exchange forward/option contracts to hedge forecasted cash flows denominated in foreign currency.

The Company has designated certain derivative instruments as cash flow hedges to mitigate the foreign exchange exposure of forecasted highly probable cash flows. The Company has also designated foreign currency borrowings as hedge against respective net investments in foreign operations.

As of March 31, 2017 and 2018 respectively, a ₹1 increase/decrease in the spot exchange rate of the Indian rupee with the U.S. dollar would result in approximately ₹1,155 (consolidated statement of income ₹139 and other comprehensive income ₹1,016) and ₹1,500 (consolidated statement of income ₹414 and other comprehensive income ₹1,086) respectively decrease/increase in the fair value of foreign currency dollar denominated derivative instruments.

The below table presents foreign currency risk from non-derivative financial instruments as of March 31, 2017 & 2018:

	As at March 31, 2017
	US $		Euro		Pound Sterling		Australian Dollar		Canadian Dollar		Other currencies #		Total
Trade receivables	₹	33,388	₹	4,663	₹	5,078	₹	2,547	₹	890	₹	4,218	₹	50,784
Unbilled revenues		15,839		2,801		4,454		2,024		577		2,926		28,621
Cash and cash equivalent		15,752		1,178		571		335		2		675		18,513
Other assets		1,612		1,437		190		1,568		7		360		5,174
Loans and borrowings		(58,785)		(494)		(604)		(537)		—		(509)		(60,929)
Trade payables, accrued expenses and other liabilities		(22,339)		(4,284)		(4,605)		(1,453)		(443)		(2,136)		(35,260)

Net assets/ (liabilities)	₹	(14,533)	₹	5,301	₹	5,084	₹	4,484	₹	1,033	₹	5,534	₹	6,903

	As at March 31, 2018
	US $		Euro		Pound Sterling		Australian Dollar		Canadian Dollar		Other currencies #		Total
Trade receivables	₹	32,948	₹	7,273	₹	6,585	₹	3,459	₹	990	₹	3,651	₹	54,906
Unbilled revenues		13,893		2,571		5,189		2,094		338		1,609		25,694
Cash and cash equivalent		9,144		3,791		1,685		786		34		2,241		17,681
Other assets		1,879		1,993		285		1,122		1		333		5,613
Loans and borrowings		(49,257)		(41)		(37)		(165)		—		(137)		(49,637)
Trade payables, accrued expenses and other liabilities		(23,561)		(3,474)		(5,958)		(1,516)		(652)		(2,942)		(38,103)

Net assets/ (liabilities)	₹	(14,954)	₹	12,113	₹	7,749	₹	5,780	₹	711	₹	4,755	₹	16,154

#	Other currencies reflect currencies such as Singapore Dollars, Danish Krone, etc.

As at March 31, 2017 and 2018, respectively, every 1% increase/decrease of the respective foreign currencies compared to functional currency of the Company would impact results by approximately ₹69 and ₹162 respectively.

Interest rate risk

Interest rate risk primarily arises from floating rate borrowing, including various revolving and other lines of credit. The Company’s investments are primarily in short-term investments, which do not expose it to significant interest rate risk. The Company manages its net exposure to interest rate risk relating to borrowings by entering into interest rate swap agreements, which allows it to exchange periodic payments based on a notional amount and agreed upon fixed and floating interest rates. Certain borrowings are also transacted at fixed interest rates. If interest rates were to increase by 100 bps from March 31, 2018, additional net annual interest expense on floating rate borrowing would amount to approximately ₹1,186.

Credit risk

Credit risk arises from the possibility that customers may not be able to settle their obligations as agreed. To manage this, the Company periodically assesses the financial reliability of customers, taking into account the financial condition, current economic trends, analysis of historical bad debts and ageing of accounts receivable. Individual risk limits are set accordingly. No single customer accounted for more than 10% of the accounts receivable as of March 31, 2017 and 2018 or for revenues for the year ended March 31, 2016, 2017 and 2018. There is no significant concentration of credit risk.

Counterparty risk

Counterparty risk encompasses issuer risk on marketable securities, settlement risk on derivative and money market contracts and credit risk on cash and time deposits. Issuer risk is minimized by only buying securities which are at least AA rated in India based on Indian rating agencies. Settlement and credit risk is reduced by the policy of entering into transactions with counterparties that are usually banks or financial institutions with acceptable credit ratings. Exposure to these risks are closely monitored and maintained within predetermined parameters. There are limits on credit exposure to any financial institution. The limits are regularly assessed and determined based upon credit analysis including financial statements and capital adequacy ratio reviews.

Liquidity risk

Liquidity risk is defined as the risk that the Company will not be able to settle or meet its obligations on time or at a reasonable price. The Company’s corporate treasury department is responsible for liquidity and funding as well as settlement management. In addition, processes and policies related to such risks are overseen by senior management. Management monitors the Company’s net liquidity position through rolling forecasts on the basis of expected cash flows. As of March 31, 2018, cash and cash equivalents are held with major banks and financial institutions.

The table below provides details regarding the remaining contractual maturities of significant financial liabilities at the reporting date. The amounts include estimated interest payments and exclude the impact of netting agreements, if any.

	As at March 31, 2017
			Contractual Cash Flows
	Carrying value		Less than 1 year		1-2 years		2-4years		4-7years		Total
Loans, borrowings and bank overdrafts	₹	142,412	₹	124,243	₹	14,132	₹	5,526	₹	341	₹	144,242
Trade payables and accrued expenses		65,486		65,486		—		—		—		65,486
Derivative liabilities		2,710		2,708		2		—		—		2,710
Other liabilities		1,195		341		810		—		77		1,228

	As at March 31, 2018
			Contractual Cash Flows
	Carrying value		Less than 1 year		1-2 years		2-4years		4-7years		Total
Loans, borrowings and bank overdrafts	₹	138,259	₹	95,466	₹	18,997	₹	28,190	₹	6	₹	142,659
Trade payables and accrued expenses		68,129		68,129		—		—		—		68,129
Derivative liabilities		2,217		2,210		7		—		—		2,217
Other liabilities		1,057		1,050		7						1,057

The balanced view of liquidity and financial indebtedness is stated in the table below. This calculation of the net cash position is used by the management for external communication with investors, analysts and rating agencies:

	As at March 31,
	2017		2018
Cash and cash equivalents	₹	52,710	₹	44,925
Investment		292,030		249,094
Loans and borrowings		(142,412)		(138,259)

	₹	202,328	₹	155,760